UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2024

ETHEMA HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	000-15078	84-1227328
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

950 Evernia Street, West Palm Beach, Florida 33401
(Address of principal executive offices)

(416) 500-0020
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Testing 123, LLC (“Testing”)

On February 1, 2024 Ethema Health Corporation, American Treatment Holdings Inc, and Evernia Health Center LLC (the “Company” or “Companies”) entered into a revolving line of credit agreement (“ Agreement”) with Testing. The term of the Agreement is two years and the maximum amount that may be drawn down is $1,000,000.00. The foregoing summary of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Revolving Line of Credit Agreement, The Loan Agreement and the Security Agreement by and between the Company and Testing, dated January 31, 2024 which are filed as Exhibits 10.01, 10.02 and 10.03 hereto, respectively.

Item	9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No. Description

10.01       Revolving Line of Credit Agreement dated January 31, 2024

10.02       Loan Agreement dated January 31, 2024

10.03       Security Agreement dated January 31, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2024

By: /s/ Shawn E. Leon

Name: Shawn E. Leon

Title: CEO